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                                                                    EXHIBIT 4.1

R

                                RDA CORPORATION


             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                            SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS

COMMON STOCK                                               CUSIP 749393 10 4

  THIS CERTIFIES THAT








is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                           PAR VALUE $0.001 EACH, OF

                                RDA CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed.
  This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                           ------------------------
                                RDA CORPORATION

(SIGNATURE TO COME)                CORPORATE             (SIGNATURE TO COME)

                                     SEAL
              SECRETARY                                              PRESIDENT
                                   DELAWARE

                                       *
                           ------------------------

Countersigned and Registered:
                  FIRST UNION NATIONAL BANK
                       (CHARLOTTE, NC)


                           Transfer Agent
                            and Registrar
BY
                     Authorized Signature






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
                                                          RDA CORPORATION


     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the transfer agent.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM - as tenants in common                           UNIF GIFT MIN ACT - _______________ Custodian _____________
     TEN ENT - as tenants by the entireties                                          (Cust)                  (Minor)
     JT TEN  - as joint tenants with right of                                         under Uniform Gifts to Minors
               survivorship and not as tenants                                        Act ______________________
               in common                                                                        (State)
                                                              UNIF TRAN MIN ACT - _______________ Custodian _____________
                                                                                     (Cust)                  (Minor)
                                                                                      under Uniform Transfers to Minors
                                                                                      Act ______________________
                                                                                                (State)

                              Additional abbreviations may also be used though not in the above list.

     For Value Received, __________________________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
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                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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        Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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 Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________________


                                                         ________________________________________________________________________
                                                 NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
                                                         UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION
                                                         OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                                                         ________________________________________________________________________
                                                         THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
                                                         (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions)
                                                         WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM
                                                         PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF
INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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